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                                                                    EXHIBIT 10.1

                                CERTICOM CORP.

                            1997 STOCK OPTION PLAN
                      (AS AMENDED AS OF OCTOBER 19, 2000)

1.       Purpose of the Plan

         The purpose of the Plan is to encourage directors, officers and employees of Certicom Corp. (the "Corporation") or any of its subsidiaries and other persons:

         (a) to promote the interests, growth and development of the Corporation by providing them with the opportunity through share options to acquire a proprietary interest in the Corporation;

         (b) to recognize the contribution of such directors, officers, employees and other persons; and

         (c) to encourage such directors, officers, employees and other persons to acquire Common Shares of the Corporation.

2.       Definitions

         In this Plan:

         (a) "Associate" has the meaning assigned by the Securities Act (Ontario), as amended from time to time;

         (b) "Board of Directors" means the board of directors of the Corporation;

         (c) "Committee" means a committee appointed by the Board of Directors and consisting of not less than three members of the Board of Directors to administer the Plan. All references in the Plan to the Committee means the Board of Directors if no Committee has been appointed;

         (d) "Common Shares" means the Common Shares of the Corporation or, in the event of an adjustment contemplated in Section 9 hereof, such other securities to which an Eligible Person may be entitled upon the exercise of an Option as a result of such adjustment;

         (e) "Date of Grant" means the date an Eligible Person is granted an Option;

         (f) "Director" means a person occupying the position of director on the Board of Directors;
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         (g)   "Eligible Persons" means any Director or Employee or any other person or corporation approved by the Committee;

         (h) "Employee" means an employee of the Corporation or its subsidiaries;

         (i) "Exchange" means The Toronto Stock Exchange or, if the Common Shares are not then listed and posted for trading on The Toronto Stock Exchange, on such stock exchange on which such shares are listed and posted for trading as may be selected for such purpose by the Committee;

         (j) "Exercise Date" means the date the Corporation receives from the Eligible Person a completed Stock Option Purchase Form with payment for the Option Shares being purchased;

         (k)   "Insider" means:

               (i) an insider of the Corporation as defined by the Securities Act (Ontario) as amended from time to time, other than a person who falls within such definition solely by virtue of being a director or senior officer of a subsidiary of the Corporation; and

               (ii) an Associate of any person who is an Insider by virtue of clause (i) of this definition;

         (l) "Market Price" per Common Share at any date shall be the closing price of the Common Shares on the Exchange (or, if the Common Shares are not then listed and posted for trading on the Exchange, on such stock exchange on which such shares are listed and posted for trading as may be selected for such purpose by the Committee) on the trading day immediately preceding the Date of Grant. In the event that the Common Shares are not listed and posted for trading on any stock exchange, the Market Price shall be determined by the Committee in its sole discretion;

         (m) "Option" means the right granted by the Corporation pursuant to the Plan to purchase Common Shares;

         (n) "Option Period" means the period set forth in Section 6 during which an Eligible Person may purchase Option Shares;

         (o) "Option Price" means the price per share at which an Eligible Person may purchase Option Shares";

         (p) "Option Shares" means the Common Shares of the Corporation which an Eligible Person is entitled to purchase pursuant to an Option;

         (q) "Outstanding Issue" means the number of Common Shares that are outstanding immediately prior to any issuance of Options under the Plan or any issuance of Option Shares, as the case may be, excluding Option
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               Shares issued pursuant to the Plan and all other plans or stock option agreements to which the Corporation may be a party during the preceding one year period;

         (r) "Participants" means Eligible Persons to whom Options are granted pursuant to the Plan and which remain unexercised; and

         (s)   "Plan" means this Certicom Corp. 1997 Stock Option Plan.

3.       Administration

         (a) The Plan shall be administered by the Committee. The members of the Committee shall serve at the pleasure of the Board and vacancies occurring in the Committee shall be filled by the Board.

         (b) A majority of the members of the Committee shall constitute a quorum and all actions of the Committee shall be taken by a majority of the members present at any meeting. Any action of the Committee may be taken by an instrument or instruments in writing signed by all the members of the Committee, and any actions so taken shall be as effective as if it had been passed by a majority of the votes cast by the members of the Committee present at a meeting of such members duly called and held.

         (c) The Committee shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

               (i) to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

               (ii) to interpret and construe the Plan and to determine all questions arising out of the Plan and any Option granted pursuant to the Plan, and any such interpretation, construction or termination made by the Committee shall be final, binding and conclusive for all purposes;

               (iii) to determine to which Eligible Persons Options are to be granted and to grant Options;

               (iv) to determine the number of Common Shares covered by each Option;

               (v)     to determine the Option Price;

               (vi) to determine the time or times when Options will be granted and exercisable;
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               (vii)   to determine if the Common Shares that are subject to an
                       Option will be subject to any restrictions upon the exercise of such Option; and

               (viii) to prescribe the form of the instruments relating to the grant, exercise and other terms of Option Shares.

4.       Number of Option Shares

         The aggregate number of Option Shares which may be issued hereunder shall not exceed 8,000,000. Option Shares in respect of which Options are not exercised prior to expiry in accordance with the terms of the Plan shall be available for subsequent grants of Options under the Plan. The following restrictions shall also apply to the Plan and to all other plans or stock option agreements to which the Company may be a party:

               (i) no Participant together with such Participant's Associates shall be issued, within any one year period, a number of Option Shares which exceeds 5% of the Outstanding Issue; and

               (ii) the number of Option Shares reserved for issuance pursuant to Options to any one Participant shall not exceed 5% of the Outstanding Issue;

5.       Price for Option Shares

         The Committee shall advise each Participant designated to participate in the Plan of the number of Option Shares such Participant is entitled to purchase and the Option Price at which the Option Shares may be purchased and the Option Period. The Option Price at which the Option Shares may be purchased under the Plan shall be fixed by the Committee based upon the Market Price of the Common Shares at the Date of the Grant.

6.       Vesting

         (a) The limitation period or periods and the vesting period or periods during which Options or a portion thereof vests and may be exercised by the Participant shall be determined by the Committee and be consistent with the provisions of the Plan provided, however, the limitation period or periods for exercise and the vesting period or periods may not exceed 10 years from the date of the granting of Options.

          (b) If no specific determination is made by the Committee with respect to any of the following matters, each Option shall, subject to any other specific provisions of the Plan, contain the following terms and conditions:

               (i) the period during which an Option shall be exercisable shall be 5 years from the date the Option is granted to the Eligible Person; and
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               (ii)    the Participant may not take up and pay for any of the
                       Common Shares covered by the Option until the expiry of a 12-month period following the date of the grant of the Option, and thereafter, the Participant shall be entitled to take up and pay for not more than 25% of the Common Shares covered by the Option immediately following the expiry of such 12-month period following the date of the grant of the Option, and a further 2.083333% of the Shares covered by the Option following the expiry of each one-month period following the expiry of such 12-month period from the date of the grant of the Option; provided, however, the Participant shall have the right, at any time or from time to time during the remainder of the term of the Option, to purchase such number of Common Shares subject to the Option that were purchasable, but not purchased by him, during any period.

7.       Payment

         The Participant from time to time at any time during the Option Period, may elect to purchase all or a portion of the Option Shares available for purchase during the relevant Option Period by lump sum payment by delivering to the Corporation at its registered office, a notice in writing which shall specify the number of Option Shares the Participant desires to purchase and shall be accompanied by payment in full of the purchase price for such Option Shares. Payment can be made by cash, certified cheque, bank draft, money order or the equivalent payable to the order of Certicom Corp.

8.       Certificates

         (a) Each Option granted hereunder shall be evidenced by a certificate, substantially in the form of Schedule "A", issued by the Corporation to each Participant specifying the number of Option Shares, the Option Price and the Option Period.

         (b) Upon exercise of an Option and payment in full of the purchase price the Corporation shall cause to be delivered to the Participant within a reasonable period of time a certificate or certificates in the name of the Participant representing the number of Option Shares the Participant has purchased.
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9.       Adjustment in Common Shares

         (a) The number of Common Shares subject to the Plan, the number of Common Shares available under Options granted and the Option Price shall be adjusted automatically from time to time to reflect adjustments in the number of Common Shares arising as a result of subdivisions, stock dividends, consolidations or reclassifications of the Common Shares or other relevant changes in the authorized or issued capital of the Corporation. No fractional Common Shares may be purchased or issued hereunder. If a Participant is entitled to purchase a fraction of a Common Share pursuant to an Option, such entitlement shall be rounded down to the nearest whole number.

         (b) In the case of a proposed merger or amalgamation of the Corporation with one or more other corporations, the making of a take-over bid (as defined in the Securities Act (Ontario)) for any of the outstanding Common Shares, the sale or distribution of all or substantially all of the Corporation's assets or a proposed corporate arrangement or reorganization, the Board of Directors may, in its absolute discretion, determine the manner in which all unexercised Options granted under the Plan shall be treated including, notwithstanding Section 16 hereof, changing the Option Period.

10.      Termination

         (a) Subject to the provisions of Section 10(d) hereof, in the event that an Employee's employment with the Corporation or any of its subsidiaries is terminated during the Option Period or a Director shall cease to be a Director for any reason other than death or cause, the Participant may elect to purchase all or a portion of the remaining Option Shares that have vested at the time such employment is terminated or of ceasing to be a Director at any time during the 90-day period following the date of termination of employment or ceasing to be a director (but in no event, after the expiration of the Option Period). For the purposes of the Plan, the transfer of the Employee's employment to the Corporation or to any subsidiary of the Corporation shall not be considered a termination of employment and the Employee's rights under the Option shall be the same as if such transfer had not occurred.

         (b) Subject to the provisions of Section 10(d) hereof, in the event of the termination of the relationship of a Participant with the Corporation or any of its subsidiaries for cause prior to the expiry of all outstanding Options granted to such Participant, all such Options shall terminate forthwith without further notice to the Participant.

         (c) Subject to the provisions of Section 10(d) hereof, in the event the Participant dies during the Option Period, the Participant's legal
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               representative will be permitted to exercise any previously unexercised portion of an Option granted under the Plan prior to the Participant's death and take delivery of all Option Shares previously purchased but not delivered, at any time during the 180 day period following the death of the Participant (but in no event after the expiration of the Option Period).

         (d) At any time before or after the relevant period set forth in Sections 10(a), (b) or (c), the Committee may extend such period as it applies to any former Participant, to a date which shall not be later than the expiration of the Option Period.

11.      Transfer and Assignment

         The Participant's rights under Options granted under the Plan are not assignable or transferable by the Participant or subject to any other alienation, sale, pledge or encumbrance by such Participant during the Participant's lifetime and therefore the Options are exercisable during the Participant's lifetime only by the Participant. The obligations of each Participant shall be binding on his or her heirs, executors and administrators.

12.      Employment and Board Position Non-Contractual

         The granting of an Option to a Participant under the Plan does not confer upon the Participant any right to continue in the employment of the Corporation or any subsidiary of the Corporation or on the Board of Directors, as the case may be, nor does it interfere in any way with the right of the Participant or the Corporation to terminate the Participant's employment at any time or shareholders right to elect directors.

13.      Rights as Shareholders

         The Participant shall not have any rights as a shareholder with respect to Option Shares until full payment has been made to the Corporation and a share certificate or share certificates have been duly issued.

14.      Notices

         All written notices to be given by the Participant to the Corporation may be delivered personally or by registered mail, postage prepaid, addressed as follows:

         Certicom Corp.
         25801 Industrial Boulevard
         Hayward, California
         U.S.A.
         94545

         Attention: Secretary
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         Any notice given by the Participant pursuant to the terms of the Option shall not be effective until actually received by the Corporation at the above address. Any notice to be given to the Participant shall be sufficiently given if delivered personally or by postage prepaid mail to the last address of the Participant on the records of the Corporation and shall be effective seven days after mailing.

15.      Corporate Action

         Nothing contained in the Plan or in the Option shall be construed so as to prevent the Corporation or any subsidiary of the Corporation from taking corporate action which is deemed by the Corporation or the subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan.

16.      Amendments

         The Board of Directors shall have the right, in its sole discretion, to alter, amend or discontinue the Plan from time to time and at any time. No such amendment or discontinuation, however, may, without the consent of the Participant, alter or impair his rights or increase his obligations under the Plan. Any amendment to the Plan will require the prior approval of the Exchange and may require the approval of the Corporation's shareholders.

17.      Termination of Plan

         Except as otherwise provided herein, options may be granted only within the ten-year period from the date the Plan has been adopted by the Board of Directors of the Corporation.

18.      Governing Law

         The Plan is established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each provision of the Plan shall be according to the laws of the Province of Ontario and the laws of Canada applicable therein.

19.      Government Regulations

         The Corporation's obligation to issue and deliver Common Shares under any Option is subject to:

         (a) the satisfaction of all requirements under applicable securities law in respect thereof and obtaining all regulatory approvals as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

         (b) the admission of such Common Shares to listing on any stock exchange on which Common Shares may then be listed; and
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         (c)   the receipt from the Participant of such representations,
               agreements and undertakings as to future dealings in such Common Shares as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities law of any jurisdiction.

         In this connection, the Corporation shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities law and for the listing of such Common Shares on any stock exchange on which such Common Shares are then listed.

20.      Approvals

         (a) The Plan shall be subject to acceptance by the Exchange and compliance with all conditions imposed by the Exchange. Any Options granted prior to such acceptance shall be conditional upon such acceptance being given and any conditions complied with and no such Options may be exercised unless such acceptance is given and such conditions are complied with.

         (b) The Plan shall also be subject to the approval of the shareholders of the Corporation. Any Options granted prior to such approval shall be conditional upon such approval being given and no such Options may be exercised unless and until such approval is given.
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                                 SCHEDULE "A"
                                 ------------

                                  CERTIFICATE

                               Date of Grant: .

                              Certificate No.: .

This Certificate is issued to . (the "Participant") pursuant to the 1997 Stock Option Plan of Certicom Corp. (the "Plan").

This Certificate evidences an option to purchase . Common Shares of Certicom Corp. for the Option Price of $. per Optioned Share. The Option evidenced hereby expires on .. The rights, privileges and obligations of the Participant under this Option are subject to the provisions of the Plan.


                                        CERTICOM CORP.

                                        By:  _______________________________ c/s
                                              Name:
                                              Title: